EXHIBIT 10.1

                                                     October 19, 2004



Mike,


The purpose of this letter is to document the set of agreements that we have relative to your termination date effective September 30, 2004. As approved by the Board of Directors on August 9, 2004 and in recognition of your past service to the Corporation as Chief Financial Officer and your continued duties as Chief Accounting Officer including to certification and signature of the Corporation's 2004 Form 10K the following has been authorized:

1.   Employee Status, Salary and Benefits continuance through September 30,
     2004;

2. Extension of Time until October 1, 2007 within which to exercise and purchase the following Adept incentive stock options pursuant to a salary for stock program which were granted to and voluntarily elected by you in accordance with the Corporation's incentive stock option plan and agreements.

--------------------------------------------------------------------------------------------------
      Name                       Grant    Option      Expiration  Option    Shares       Shares
                     Plan Type   Number    Date          Date      Price  Outstanding  Exercisable
--------------------------------------------------------------------------------------------------
Overby, Michael W.   2001/NSO    4070    12/14/2001    10/1/2007   $3.26    87,500       87,500
Overby, Michael W.   2001/NSO    3926    10/22/2001    10/1/2007   $3.31    25,000       25,000
--------------------------------------------------------------------------------------------------

     Please note that you must exercise all other vested options within 30 days
     --------------------------------------------------------------------------
     of today or they will be forfeited.
     -----------------------------------

Specifically, with regard to your benefits:

1. Your medical, dental, vision service plan, and United Behavioral Health (Employee Assistance Program) insurance will end September 30, 2004. You are being provided separate information concerning your right to extend this insurance at your own expense after September 30, 2004. The premium is the group rate plus 2% and can be continued for up to eighteen months.

2. Life Insurance. Life insurance terminates on the date of employment termination unless you choose to convert it. You should apply and pay premiums for the conversion coverage within 30 days from the date of termination.

3. Long Term Disability and Accidental Death and Dismemberment (AD&D). The insurance carriers do not provide an option for conversion of long-term disability and AD&D insurance.

4. References. We will verify dates of employment and job title only, unless you choose to authorize us to do otherwise. A form is available in Human Resources for you to authorize the release of additional information.

If you have any questions about the above information please contact Human Resources.


Sincerely,

/s/ Robert Bucher

Robert Bucher
Chairman and CEO